UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2013

GREAT PLAINS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1007 Livingston Loop, The Villages, Florida		32162
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (352) 561-8182

LILM, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with LILM, Inc.’s (the “Company”) plans to diversify its business through the acquisition and operation of commercial real estate, including but not limited to self-storage facilities, apartment buildings, 55+ senior manufactured homes communities, and other income producing properties, the Company has amended and restated its articles of incorporation effective as of December 3, 2013, (the “Amended and Restated Articles”) to:

(1)	Change the Company’s corporate name from LILM, Inc. to GREAT PLAINS HOLDINGS, INC.;

(2)	Increase the number of authorized shares of common stock, $0.001 par value from 25,000,000 to 300,000,000;

(3)	Create a class of preferred stock consisting of 20,000,000 shares, the designations and attributes of which are left for future determination by our board of directors;

(4)	Provide that the provisions of Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive, are not applicable to the Company; and

(5)	Include indemnification provisions.

The Amended And Restated Articles do not make any material changes to the Company’s existing Articles of Incorporation, other than incorporating the amendments described above.

These actions were approved by the Company’s board of directors on October 28, 2013, and the holders of a majority of its common stock approved these actions by written consent in lieu of a special meeting on October 28, 2013 (the “Written Consent”) in accordance with the relevant sections of the Nevada Revised Statutes.  The Financial Information Regulatory Association, Inc. (“FINRA”) confirmed receipt of the necessary documentation regarding the Amended and Restated Articles and the Company’s symbol changes discussed below and their effectiveness.

There will be no mandatory exchange of stock certificates.  Following the name change, the share certificates which reflect the Company’s prior name will continue to be valid.  Certificates reflecting the new corporate name will be issued in due course as old share certificates are tendered for exchange or transfer to the Company’s transfer agent, Pacific Stock Transfer Company.

Item 8.01                       Other Events.

The Company’s CUSIP number and trading symbol for its common stock which trades on the OTCQB Tier of the OTC Markets, Inc. will change as a result of the name change.  The new CUSIP number will be 391169109.  The Company’s trading symbol was changed to “GTPH” effective on December 4, 2013.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.3	Amended and Restated Articles of Incorporation as filed with the Secretary of State of Nevada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS HOLDINGS, INC.

Date: December 4, 2013	By: /s/ Kent Campbell
Kent Campbell, Chief Executive Officer